                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                               Nordstrom, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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
                                [NORDSTROM LOGO]


March 31, 1999

DEAR SHAREHOLDERS:

On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Meeting of Shareholders on Tuesday, May 18, 1999, at 11:00 a.m., Pacific Daylight Time, in the John W. Nordstrom Room, Downtown Seattle Nordstrom, 1617 Sixth Avenue, Seattle, Washington, 98101-1742.

In addition to the matters described in the Notice of Annual Meeting and Proxy Statement, there will be a report on the progress of the Company and an opportunity to ask questions of general interest to you as a Shareholder.

YOUR VOTE IS VERY IMPORTANT. Therefore, whether or not you plan to attend the meeting in person, please sign and return the enclosed Proxy in the envelope provided. If you attend the meeting and desire to vote in person, you may do so even though you have previously sent your Proxy.

I hope you will be able to join us and we look forward to seeing you in Seattle.

Sincerely yours,

/s/ JOHN J. WHITACRE

John J. Whitacre
Chairman of the Board of Directors

NORDSTROM, INC.
1617 SIXTH AVENUE
SEATTLE, WASHINGTON
98101-1742

NOTICE OF ANNUAL
MEETING OF
SHAREHOLDERS          To the Shareholders of Nordstrom, Inc.:

                      The Annual Meeting of Shareholders of Nordstrom, Inc. will be held on Tuesday, May 18, 1999, at 11:00 a.m., Pacific Daylight Time, in the John W. Nordstrom Room, Downtown Seattle Nordstrom, 1617 Sixth Avenue, Seattle, Washington, 98101-1742 for the following purposes:

                      1. To elect 11 directors to hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

                      2. To ratify the appointment of auditors; and

                      3. To transact such other business as may properly come before the meeting and any adjournment thereof.

                      Holders of shares of Common Stock of record at the close of business on March 19, 1999 are entitled to notice of, and to vote at, the meeting.

                      Shareholders are cordially invited to attend the meeting in person.

                       By order of the Board of Directors,

                       /s/ N. CLAIRE STACK

                       N. Claire Stack
                       Secretary

                       Seattle, Washington
                       March 31, 1999

                         WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

PROXY STATEMENT
APPROXIMATE
MAILING DATE:
MARCH 31, 1999        This Proxy Statement is furnished to the Shareholders of
                      Nordstrom, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders to be held on May
                      18, 1999 and any adjournment thereof. If the enclosed
                      Proxy is executed and returned, it will be voted in accordance with the instructions given, but may be revoked at any time insofar as it has not been exercised by notifying the Secretary of the Company in writing (such notification to be directed to the Company's offices at 1617 Sixth Avenue, Seattle, Washington, 98101-1742). Each
                      Proxy will be voted for Proposals 1 and 2, and may be voted on such other matters as may properly come before the meeting if no contrary instruction is indicated on the Proxy.

                      There were 142,200,328 shares of Common Stock, the only security of the Company entitled to vote at the meeting, outstanding as of March 19, 1999, which is the record date for the Annual Meeting of Shareholders. Shareholders are entitled to one vote for each share of Common Stock held of record at the close of business on March 19, 1999. Under Washington law and the Company's Articles of Incorporation, a quorum consisting of a majority of the shares eligible to vote must be represented in person or by proxy to elect directors and to transact any other business that may properly come before the meeting. For election of directors, the nominees elected will be those receiving the greatest number of votes cast by the shares entitled to vote, up to the number of directors to be elected. Any action other than a vote for a nominee will have the effect of voting against the nominee. The appointment of auditors will be ratified if the votes cast in favor of the proposal exceed the votes cast against it. Abstentions and nonvotes by brokers will have no effect since such actions do not represent votes cast by Shareholders.

SECURITY OWNERSHIP OF            The following table sets forth, as of March 19, 1999, the
CERTAIN BENEFICIAL               number of shares of Common Stock held by beneficial owners
OWNERS AND                       of more than five percent of the Company's Common Stock, by
MANAGEMENT                       directors and nominees, by the executive officers named in the Summary Compensation Table on page 9, and by all
                                 directors and executive officers of the Company as a group:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              Amount and
                                                              Nature of
                                                              Beneficial            Percent
                  Name of Beneficial Owner                    Ownership             of Class
--------------------------------------------------------------------------------------------
DODGE & COX                                                   10,132,364(a)            6.98%
  One Sansome St., 35th Floor
  San Francisco, California 94101
FMR CORP.                                                     12,007,422(b)            8.28%
  82 Devonshire Street
  Boston, Massachusetts 02109-3614
D. WAYNE GITTINGER                                            10,495,633(c)(d)         7.23%
  1420 Fifth Avenue, Suite 4100
  Seattle, Washington 98101
ENRIQUE HERNANDEZ, JR.                                               728               *
ANN D. MCLAUGHLIN                                                  4,806               *
JOHN A. MCMILLAN                                               1,598,854(c)(e)         1.10%
BRUCE A. NORDSTROM                                            10,798,386(c)(f)         7.44%
  1617 Sixth Avenue
  Seattle, Washington 98101-1742
ELMER AND KATHARINE NORDSTROM FAMILY INTERESTS, L.P.          12,476,552(g)            8.60%
  c/o 1617 Sixth Avenue
  Seattle, Washington 98101-1742
JOHN N. NORDSTROM                                              3,918,282(c)(h)         2.70%
ALFRED E. OSBORNE, JR.                                             6,506(i)            *
WILLIAM D. RUCKELSHAUS                                            14,806               *
ELIZABETH CROWNHART VAUGHAN                                        2,808               *
JOHN J. WHITACRE                                                  82,369(j)            *
BRUCE G. WILLISON                                                  4,294(k)            *
BLAKE W. NORDSTROM                                               955,066(l)            *
ERIK B. NORDSTROM                                                958,537(m)            *
J. DANIEL NORDSTROM                                            1,750,305(n)            1.21%
JAMES A. NORDSTROM                                             3,351,440(o)            2.31%
PETER E. NORDSTROM                                               965,905(p)            *
WILLIAM E. NORDSTROM                                           1,597,681(q)            1.10%
MICHAEL A. STEIN                                                 183,964(r)            *
MARTHA S. WIKSTROM                                                52,006(s)            *
Directors and executive officers as a group (26 persons)      45,541,386(t)           31.39%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* Does not exceed 1% of the Company's outstanding Common Stock.

(a) Based on an amended Schedule 13G filed pursuant to the Securities Exchange Act of 1934 (the "1934 Act"), which indicates that Dodge & Cox has sole dispositive power with respect to all of these shares, sole voting power with respect to 9,021,964 shares, and shared voting power with respect to 130,400 shares.
(b) Based on a Schedule 13G filed pursuant to the 1934 Act. A number of entities and individuals, through its or their control of FMR, Corp., also may be deemed beneficial owners of these shares.
(c) Does not include 160,000 shares held by a corporation, of which the director or his spouse owns a one-eighth beneficial interest.
(d) Includes 6,940,424 shares held by his wife individually; 659 shares held by her as a participant in the Company's 401(k) Plan; 777,600 shares held by a trust, of which she is a trustee and beneficiary; and 2,750,760 shares held by a trust, of which she is the beneficiary. Does not include 206,896 shares held by trusts, of which he is a trustee.
(e) Includes 1,224,228 shares held by his wife individually; and 108,000 shares held by a trust, of which his wife is the beneficiary.
(f) Includes 73,388 shares held by his wife individually; and 4,235,280 shares held by trusts, of which he is a trustee and beneficiary. Does not include 3,494,964 shares held by trusts, of which he is co-trustee.
(g) The general partners of this partnership are Katharine J. Nordstrom, The Elected Marital Trust under the Will of Elmer J. Nordstrom (John N. Nordstrom, trustee), the James F. Nordstrom Interests, L.P., and the John N. Nordstrom Interests, L.P. The general partners of the James F. Nordstrom Interests, L.P. are Sally A. Nordstrom, the Estate of James F. Nordstrom (Sally A. Nordstrom, personal representative), J. Daniel Nordstrom and William E. Nordstrom, and the general partners of the John N. Nordstrom Interests, L.P. are John N. Nordstrom, Sally B. Nordstrom, and James A. Nordstrom. Each of these entities and individuals are deemed to beneficially own the shares held by the Elmer and Katharine Nordstrom Family Interests, L.P. Each of the general partners disclaim beneficial ownership of the shares held by the Elmer and Katharine Nordstrom Family Interests, L.P. that exceed the greater of their proportionate interest in their respective profits or capital account in the partnerships.
(h) Includes 161,610 shares held by his wife; 4,012 shares held by trusts, of which he is the trustee; and 2,780,000 shares held by the John N. Nordstrom Interests, L.P., of which he is a general partner. John N. Nordstrom disclaims beneficial ownership of the shares held by the John N. Nordstrom Interests, L.P. that exceed the greater of his proportionate interest in his profits or capital account in the partnership. Does not include any of the shares held by the Elmer and Katharine Nordstrom Family Interests, L.P., of which he is deemed a beneficial owner.
(i) Includes 600 shares held by his wife; and 400 shares held by a corporation, of which he is the sole shareholder.
(j) Includes 71,571 shares, which may be acquired under the 1987 and 1997 Stock Option Plans; and 6,796 shares held by him as a participant in the Company's 401(k) Plan.
(k) Represents shares held by a trust, of which he and his spouse are trustees and beneficiaries.
(l) Includes 16,474 shares held by his wife individually; 19,378 shares held by trusts, of which he is a trustee; 65,507 shares which may be acquired under the 1987 and 1997 Stock Option Plans; and 1,329 shares held by him in the Company's 401(k) Plan.
(m) Includes 12,390 shares held by his wife individually; 16,464 shares held by trusts, of which he is a trustee; 44,738 shares, which may be acquired under the 1987 and 1997 Stock Option Plans; and 5,607 shares held by him in the Company's 401(k) Plan.
(n) Includes 12,086 shares held by his wife and children; 12,128 shares held by trusts, of which he is a trustee; 42,691 shares, which may be acquired under the 1987 and 1997 Stock Option Plans; and

1,330,000 shares held by the James F. Nordstrom Interests, L.P., of which he is a general partner. J. Daniel Nordstrom disclaims beneficial ownership of the shares held by the James F. Nordstrom Interests, L.P. that exceed the greater of his proportionate interest in his profits or capital account in the partnership. Does not include any of the shares held by the Elmer and Katharine Nordstrom Family Interests, L.P., of which he is deemed a beneficial owner.
(o) Includes 2,458 shares held by his wife individually; 3,128 shares held by trusts, of which he is a trustee; 59,607 shares, which may be acquired under the 1987 and 1997 Stock Option Plans; and 2,780,000 shares held by the John N. Nordstrom Interests, L.P., of which he is a general partner. James A. Nordstrom disclaims beneficial ownership of the shares held by the John N. Nordstrom Interests, L.P. that exceed the greater of his proportionate interest in his profits or capital account in the partnership. Does not include any of the shares held by the Elmer and Katharine Nordstrom Family Interests, L.P., of which he is deemed a beneficial owner.
(p) Includes 54,637 shares, which may be acquired under the 1987 and 1997 Stock Option Plans; and 5,718 shares held by him in the Company's 401(k) Plan.
(q) Includes 11,244 shares held by trusts, of which he is a trustee; and 45,627 shares, which may be acquired under the 1987 and 1997 Stock Option Plans; and 1,330,000 shares held by the James F. Nordstrom Interests, L.P., of which he is a general partner. William E. Nordstrom disclaims beneficial ownership of the shares held by the James F. Nordstrom Interests, L.P. that exceed the greater of his proportionate interest in his profits or capital account in the partnership. Does not include any of the shares held by the Elmer and Katharine Nordstrom Family Interests, L.P., of which he is deemed a beneficial owner.
(r) Represents 180,000 shares of restricted stock granted to Michael A. Stein on October 15, 1998; and 3,964 shares, which may be acquired under the 1997 Stock Option Plan.
(s) Represents 50,415 shares, which may be acquired under the 1987 and 1997 Stock Option Plans; and 1,589 shares held by her in the Company's 401(k) Plan.
(t) Includes the 12,476,552 shares held by the Elmer and Katharine Nordstrom Family Interests, L.P. Also includes the 1,330,000 shares held by the James F. Nordstrom Interests, L.P. and the 2,780,000 shares held by the John N. Nordstrom Interests, L.P.

The directors and executive officers shown in the table disclaim beneficial interest in any shares held solely as custodian or trustee, and all shares held by their spouses and immediate family members.

PROPOSAL 1:
ELECTION OF DIRECTORS Eleven directors will be elected at the Annual Meeting of
                      Shareholders, each to hold office until the next Annual Meeting of Shareholders and until a successor has been duly elected and qualified. Unless otherwise instructed by the Shareholder, the persons named in the enclosed Proxy intend to vote for the election of the persons listed in this Proxy Statement. All of the nominees are currently directors of the Company. If any nominee becomes unavailable for any reason or should a vacancy occur before the election, which events are not anticipated, the Proxy may be voted for a person to be selected by the Board of Directors of the Company.

                      NOMINEES

                      Information related to the director nominees is set forth below:

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

                                                 Principal Occupation and Business             Director
            Name and Age                           Experience for Past Five Years               Since
-------------------------------------------------------------------------------------------------------
D. WAYNE GITTINGER                     Partner in the law firm of Lane Powell Spears Lubersky   1971
  Age 66(a)(b)                           LLP
ENRIQUE HERNANDEZ, JR.                 President and Chief Executive Officer of Inter-Con       1997
  Age 43(c)                              Security Systems, Inc., a California-based worldwide
                                         security and facility support services provider;
                                         co-founder and principal partner, Interspan
                                         Communications, a television broadcasting company
                                         serving Spanish-speaking audiences
ANN D. MCLAUGHLIN                      Chairman of the Aspen Institute, Washington, D.C. and    1992
  Age 57(d)                              Aspen, Colorado, an international, nonprofit,
                                         educational and public policy organization dedicated
                                         to serving leaders throughout the world (formerly
                                         Vice Chairman of the Aspen Institute; President of
                                         the Federal City Council; President and Chief
                                         Executive Officer of New American Schools
                                         Development Corporation; Visiting Fellow of the
                                         Urban Institute)
JOHN A. MCMILLAN                       Retired (formerly Co-Chairman of the Board of            1966
  Age 67(b)(e)                           Directors of the Company)
BRUCE A. NORDSTROM                     Retired (formerly Co-Chairman of the Board of            1966
  Age 65(b)                              Directors of the Company)
JOHN N. NORDSTROM                      Retired (formerly Co-Chairman of the Board of            1966
  Age 61(b)                              Directors of the Company)
ALFRED E. OSBORNE, JR.                 Director of the Harold Price Center for                  1987
  Age 54(f)                              Entrepreneurial Studies and Associate Professor of
                                         Business Economics, The Anderson School at UCLA

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

                                                 Principal Occupation and Business             Director
            Name and Age                           Experience for Past Five Years               Since
-------------------------------------------------------------------------------------------------------
WILLIAM D. RUCKELSHAUS                 A Principal in Madrona Investment Group, L.L.C., a       1985
  Age 66(g)                              Washington-based private investment firm (formerly
                                         Chairman and Chief Executive Officer of
                                         Browning-Ferris Industries, Inc.)
ELIZABETH CROWNHART VAUGHAN            President of Salar Enterprises, Ltd., an Oregon-based    1977
  Age 70                                 company engaged in the production of historical
                                         materials
JOHN J. WHITACRE                       Chairman of the Board of Directors of the Company        1995
  Age 46                                 (formerly Co-Chairman of the Board of Directors of
                                         the Company; Co-President of the Company)
BRUCE G. WILLISON                      Retired, formerly President and Chief Operating          1998
  Age 50(h)                              Officer of H.F. Ahmanson & Company, a
                                         California-headquartered thrift holding company and
                                         Home Savings of America, a full-service consumer
                                         bank, also headquartered in California. H.F.
                                         Ahmanson is the parent company of Home Savings of
                                         America
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

(a) Mr. Gittinger is a partner in the law firm of Lane Powell Spears Lubersky LLP, which rendered legal services to the Company during the 1998 fiscal year.
(b) Bruce A. Nordstrom is a brother-in-law of D. Wayne Gittinger and a cousin of John N. Nordstrom. John A. McMillan is a cousin of all three by marriage. Mr. Bruce A. Nordstrom's sons are Blake W. Nordstrom, Erik B. Nordstrom, and Peter
E. Nordstrom, all of whom are Co-Presidents of the Company. Mr. John N. Nordstrom's son, James A. Nordstrom, and nephews, J. Daniel Nordstrom and William E. Nordstrom, who are brothers, are also Co-Presidents of the Company.
(c) Mr. Hernandez is also a director of California Healthcare Foundation, ICSS Holding Corp., McDonald's Corporation, and Washington Mutual, Inc.
(d) Ms. McLaughlin, a former U.S. Secretary of Labor, is also a director of AMR Corporation, Donna Karan International, Fannie Mae, General Motors Corporation, Harman International Industries, Inc., Host Marriott Corporation, Kellogg Company, Union Camp Corporation, and Vulcan Materials Company.
(e) Mr. McMillan is also a director of the Follett Company and Plenum Communications.
(f) Dr. Osborne is also a director of The Times Mirror Company, and United States Filter Corporation, and is also a trustee of the W. M. Group of Funds, and the Worldwide Index Fund, and an independent general partner of Technology Funding Venture Partners V.
(g) Mr. Ruckelshaus is also a director of Browning-Ferris Industries, Inc. (Chairman of the Board), Coinstar, Inc., Cummins Engine Company, Monsanto Company, Solutia Inc., and Weyerhaeuser Company. He was also a director of the Company from 1978 to 1983.
(h) Mr. Willison is also a director of Housing and Commercial Bank, Korea, the Los Angeles Urban League, the United Way of Greater Los Angeles, and the Los Angeles Sports Council.

The Board of Directors recommends a vote for each of the nominees listed in the table.

BOARD OF DIRECTORS
AND COMMITTEES        The Board of Directors maintains an Audit Committee, a
                      Compensation and Stock Option Committee, and a Corporate
                      Governance and Nominating Committee. These committees do not have formal meeting schedules, but are required to meet at least once each year. During the past year, there were four meetings of the Board of Directors, four meetings of the Audit Committee, five meetings of the Compensation and Stock Option Committee, and four meetings of the Corporate Governance and Nominating Committee.

                      Current members of the Audit Committee are Ann D. McLaughlin, Chair, Enrique Hernandez, Jr., Alfred E. Osborne, Jr., William D. Ruckelshaus, Elizabeth Crownhart Vaughan, and Bruce G. Willison. The Audit Committee is responsible for recommending the Company's independent auditors. This Committee meets periodically with the independent auditors, as well as with management and the internal auditors, to review accounting, auditing, internal accounting controls, and financial reporting matters. The independent auditors and the internal auditors also meet privately with the Audit Committee.

                      Current members of the Compensation and Stock Option Committee are William D. Ruckelshaus, Chair, D. Wayne Gittinger, Ann D. McLaughlin, John A. McMillan, Alfred E. Osborne, Jr., and Elizabeth Crownhart Vaughan. The Compensation and Stock Option Committee is responsible for determining the overall compensation levels of certain of the Company's executive officers and administering the Company's stock option plans.

                      Current members of the Corporate Governance and Nominating Committee are D. Wayne Gittinger, Chair, Ann D. McLaughlin, William D. Ruckelshaus, and Elizabeth Crownhart Vaughan. The Corporate Governance and Nominating Committee is primarily responsible for recommending director nominees to the Company's Board of Directors. The Committee will consider recommendations by Shareholders for vacancies on the Board. Suggestions may be submitted to the Company's Secretary.

COMPENSATION OF
EXECUTIVE OFFICERS IN
THE YEAR ENDED
JANUARY 31, 1999
                        SUMMARY COMPENSATION TABLE
                        The following table summarizes compensation paid or accrued by the Company for services rendered by the Chairman of the Board of Directors, the Co-Presidents, and two Executive Vice Presidents for the periods indicated:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                         Annual Compensation                         Long-Term Compensation
---------------------------------------------------------------------------------------------------------------------
                                                                             Value of
                                                                            Restricted
                              Fiscal                        Other Annual   Stock Awards/    Number
     Name and Principal        Year                         Compensation    Performance    of Stock      All Other
          Position             (a)     Salary     Bonus         (b)          Shares(c)     Options    Compensation(d)
---------------------------------------------------------------------------------------------------------------------
JOHN J. WHITACRE                1998  $490,000   $805,000         $2,230        $562,513    145,776           $14,932
CHAIRMAN OF THE BOARD           1997  $365,000   $245,791         $1,066                      8,760           $14,373
OF DIRECTORS                    1996  $350,000         $0        $20,769                     10,048           $49,972
---------------------------------------------------------------------------------------------------------------------
BLAKE W. NORDSTROM              1998  $277,500   $414,000           $769        $337,502     91,466           $13,404
CO-PRESIDENT                    1997  $165,000   $138,500        $22,116                      4,128           $52,897
                                1996  $165,000         $0         $1,250                      4,736           $11,138
---------------------------------------------------------------------------------------------------------------------
ERIK B. NORDSTROM               1998  $277,500   $414,000         $1,367        $337,502     91,466           $13,388
CO-PRESIDENT                    1997  $165,000   $138,500         $3,848                      4,128           $12,127
                                1996  $165,000         $0        $23,803                      4,736           $11,463
---------------------------------------------------------------------------------------------------------------------
J. DANIEL NORDSTROM             1998  $277,500   $414,000         $3,475        $337,502     91,466           $13,368
CO-PRESIDENT                    1997  $165,000   $138,500         $1,979                      4,128            $8,419
                                1996  $165,000         $0           $558                      4,736            $6,951
---------------------------------------------------------------------------------------------------------------------
JAMES A. NORDSTROM              1998  $277,500   $414,000         $1,204        $337,502     91,466           $13,383
CO-PRESIDENT                    1997  $165,000   $138,500         $2,158                      4,128           $12,153
                                1996  $165,000         $0         $4,177                      4,736           $11,464
---------------------------------------------------------------------------------------------------------------------
PETER E. NORDSTROM              1998  $277,500   $414,000           $114        $337,502     91,466           $13,389
CO-PRESIDENT                    1997  $165,000   $138,500           $248                      4,128           $12,159
                                1996  $165,000         $0           $113                      4,736           $11,469
---------------------------------------------------------------------------------------------------------------------
WILLIAM E. NORDSTROM            1998  $277,500   $414,000           $570        $337,502     91,466           $13,394
CO-PRESIDENT                    1997  $165,000   $138,500           $789                      4,128           $12,023
                                1996  $165,000         $0           $183                      4,736           $11,068
---------------------------------------------------------------------------------------------------------------------
MICHAEL A. STEIN                1998  $147,399   $465,193        $21,090      $5,100,006    131,171           $48,143
EXECUTIVE VICE                   (e)                                                  (f)
PRESIDENT AND CHIEF
FINANCIAL OFFICER
---------------------------------------------------------------------------------------------------------------------
MARTHA S. WIKSTROM              1998  $253,989   $450,134           $811        $146,247     38,578           $13,575
EXECUTIVE VICE                  1997  $249,250   $457,878           $540                      6,292           $12,809
PRESIDENT                       1996  $230,000     $6,000        $20,991                      6,660           $57,293
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------

(a) The fiscal year of the Company ends January 31 of the following year.
(b) Other Annual Compensation for the 1998 fiscal year includes tax reimbursements.

(c) Except for Mr. M. A. Stein, these amounts represent performance share units granted to the named executive officers on February 26, 1998, as valued as of that date. These units as valued as of January 31, 1999 would be as follows:

      John J. Whitacre      -- $807,400
      Blake W. Nordstrom    -- $484,432
      Erik B. Nordstrom     -- $484,432
      J. Daniel Nordstrom   -- $484,432
      James A. Nordstrom    -- $484,432
      Peter E. Nordstrom    -- $484,432
      William E. Nordstrom  -- $484,432
      Martha S. Wikstrom    -- $209,915

(d) All Other Compensation for the 1998 fiscal year includes the following:

     Profit Sharing Plan benefit: Mr. J. J. Whitacre: $8,237; Mr. B. W.
     Nordstrom: $8,212; Mr. E. B. Nordstrom: $8,196; Mr. J. D. Nordstrom:
     $8,176; Mr. J. A. Nordstrom: $8,191; Mr. P. E. Nordstrom: $8,197; Mr. W. E.
     Nordstrom: $8,202; Mr. M. A. Stein: $0; Ms. M. S. Wikstrom: $8,212.

     401(k) Plan benefit: Mr. J. J. Whitacre: $4,800; Mr. B. W. Nordstrom:
     $4,800; Mr. E. B. Nordstrom: $4,800; Mr. J. D. Nordstrom: $4,800; Mr. J. A.
     Nordstrom: $4,800; Mr. P. E. Nordstrom: $4,800; Mr. W. E. Nordstrom:
     $4,800; Mr. M. A. Stein: $0; Ms. M. S. Wikstrom: $4,800.

     Premiums on excess life insurance: Mr. J. J. Whitacre: $1,895; Mr. B. W.
     Nordstrom: $392; Mr. E. B. Nordstrom: $392; Mr. J. D. Nordstrom: $392; Mr.
     J. A.. Nordstrom: $392; Mr. P. E. Nordstrom: $392; Mr. W. E. Nordstrom:
     $392; Mr. M. A. Stein: $0; Ms. M. S. Wikstrom: $563

     Automobile Allowance: Mr. M. A. Stein: $38,636

     Relocation Expenses: Mr. M. A. Stein: $9,507

(e) Mr. M. A. Stein commenced employment with the Company on October 15, 1998.
(f) This amount includes a grant of 180,000 shares of restricted stock on October 15, 1998. These shares vest in five equal installments beginning on October 15, 1999. Vesting is accelerated if Mr. M. A. Stein's employment is terminated by the Company without cause, or if he resigns following either a change in control of the Company or a diminution of his duties, title or authority, or upon termination due to death or disability. Mr. Stein is entitled to receive dividends on these shares if and as declared by the Company's Board of Directors. This amount also includes a grant of 3,784 performance share units on October 15, 1998 that vest on February 26, 2001 if the Company's performance exceeds that of the S&P Retail Store Composite set forth in the Performance Graph on page 18 on that date. As of January 31, 1999, Mr. Stein held 183,784 shares of restricted stock and performance share units, (subject to the vesting schedules set forth above), the value of which on that date was $7,650,009.

                       OPTION GRANTS IN THE 1998 FISCAL YEAR

                       The following table sets forth information concerning option grants during the 1998 fiscal year to the named executive officers:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                        Potential Realizable
                                            Percent                                       Value at Assumed
                                            of Total                                    Annual Rates of Stock
                                            Options                                    Price Appreciation for
                                 Number    Granted to   Exercise or                         Option Terms
                               of Options Employees in  Base Price                     -----------------------
            Name               Granted(a) Fiscal Year    Per Share   Expiration Date       5%          10%
--------------------------------------------------------------------------------------------------------------
JOHN J. WHITACRE               10,000(b)         4.48%       $29.00   Feb 26, 2008       $182,379     $462,185
                               77,586(c)                              Feb 26, 2008     $1,415,009   $3,585,911
                               58,190(d)                              Feb 26, 2008     $1,061,266   $2,689,456
--------------------------------------------------------------------------------------------------------------
BLAKE W. NORDSTROM             10,000(b)         2.81%       $29.00   Feb 26, 2008       $182,379     $462,185
                               46,552(c)                              Feb 26, 2008       $849,013   $2,151,565
                               34,914(d)                              Feb 26, 2008       $636,760   $1,613,674
--------------------------------------------------------------------------------------------------------------
ERIK B. NORDSTROM              10,000(b)         2.81%       $29.00   Feb 26, 2008       $182,379     $462,185
                               46,552(c)                              Feb 26, 2008       $849,013   $2,151,565
                               34,914(d)                              Feb 26, 2008       $636,760   $1,613,674
--------------------------------------------------------------------------------------------------------------
J. DANIEL NORDSTROM            10,000(b)         2.81%       $29.00   Feb 26, 2008       $182,379     $462,185
                               46,552(c)                              Feb 26, 2008       $849,013   $2,151,565
                               34,914(d)                              Feb 26, 2008       $636,760   $1,613,674
--------------------------------------------------------------------------------------------------------------
JAMES A. NORDSTROM             10,000(b)         2.81%       $29.00   Feb 26, 2008       $182,379     $462,185
                               46,552(c)                              Feb 26, 2008       $849,013   $2,151,565
                               34,914(d)                              Feb 26, 2008       $636,760   $1,613,674
--------------------------------------------------------------------------------------------------------------
PETER E. NORDSTROM             10,000(b)         2.81%       $29.00   Feb 26, 2008       $182,379     $462,185
                               46,552(c)                              Feb 26, 2008       $849,013   $2,151,565
                               34,914(d)                              Feb 26, 2008       $636,760   $1,613,674
--------------------------------------------------------------------------------------------------------------
WILLIAM E. NORDSTROM           10,000(b)         2.81%       $29.00   Feb 26, 2008       $182,379     $462,185
                               46,552(c)                              Feb 26, 2008       $849,013   $2,151,565
                               34,914(d)                              Feb 26, 2008       $636,760   $1,613,674
--------------------------------------------------------------------------------------------------------------
MICHAEL A. STEIN               100,000(e)        4.03%       $27.75   Oct 15, 2008     $1,745,183   $4,422,635
                               11,351(f)                              Oct 15, 2008       $198,096     $502,013
                               19,820(c)                              Oct 15, 2008       $345,895     $876,566
--------------------------------------------------------------------------------------------------------------
MARTHA S. WIKSTROM             10,000(b)         1.19%       $29.00   Feb 26, 2008       $182,379     $462,185
                               13,448(c)                              Feb 26, 2008       $245,264     $621,547
                               15,130(d)                              Feb 26, 2008       $275,940     $699,286

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(a) Options are granted at the fair market value of the Company's Common Stock on the date of the grant. To the extent not already exercisable, options generally become exercisable upon a sale of the Company or substantially all of its assets.
(b) These options vested and became exercisable on January 31, 1999, based on the achievement of certain performance base goals related to earnings per share.

(c) These options vest and become exercisable if, before February 26, 2003, the Company's stock sustains an average price for at least 20 consecutive days as follows: 20% at an average of $40.00; an additional 35% at an average of $47.50; and an additional 45% at an average of $55.00.
(d) These options vest and become exercisable in four equal annual installments beginning February 26, 1999.
(e) These options vest and become exercisable in five equal annual installments beginning October 15, 1999. Vesting is accelerated if Mr. Stein's employment is terminated by the Company without cause or if he resigns following either a change in control of the Company or a diminution of his duties, title or authority, or upon his termination due to death or disability.
(f) These options vest and become exercisable in four equal annual installments beginning October 15, 1999.

                       OPTION EXERCISES AND YEAR END VALUE TABLE

                       The following table sets forth information concerning option exercises and the value of options held at January 31, 1999 by the named executive officers:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                                           Dollar Value of
                                                       Number of Unexercised     Unexercised, in-the-Money
                         Number of                           Options Held at               Options held at
                            Shares      Dollar              January 31, 1999           January 31, 1999(a)
                       Acquired on       Value    --------------------------    --------------------------
Name                      Exercise    Realized    Exercisable  Unexercisable    Exercisable  Unexercisable
----------------------------------------------------------------------------------------------------------
JOHN J. WHITACRE            42,560    $727,797         40,033        150,197       $740,287     $1,970,116
----------------------------------------------------------------------------------------------------------
BLAKE W. NORDSTROM               0          $0         46,804         88,234       $985,581     $1,148,493
----------------------------------------------------------------------------------------------------------
ERIK B. NORDSTROM                0          $0         26,273         87,995       $481,101     $1,143,205
----------------------------------------------------------------------------------------------------------
J. DANIEL NORDSTROM              0          $0         24,114         88,108       $422,981     $1,145,705
----------------------------------------------------------------------------------------------------------
JAMES A. NORDSTROM               0          $0         40,904         88,236       $834,860     $1,148,535
----------------------------------------------------------------------------------------------------------
PETER E. NORDSTROM               0          $0         35,706         88,192       $711,691     $1,147,564
----------------------------------------------------------------------------------------------------------
WILLIAM E. NORDSTROM             0          $0         27,168         87,992       $502,000     $1,143,137
----------------------------------------------------------------------------------------------------------
MICHAEL A. STEIN                 0          $0              0        131,171             $0     $1,819,998
----------------------------------------------------------------------------------------------------------
MARTHA S. WIKSTROM               0          $0         43,018         38,404       $835,100       $533,503

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(a) Dollar value is based on the market value of the Company's Common Stock on the date of exercise or at January 31, 1999, as the case may be, minus the exercise price.

                       PENSION PLAN TABLE

                       The following table sets forth information concerning estimated annual benefits payable to each of the named executive officers upon their retirement based upon indicated years of service (without reduction for any Profit Sharing Retirement Plan benefits):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    Years of Service
Average Annual    ----------------------------------------------------
Compensation(a)      15         20         25         30         35
----------------------------------------------------------------------
$125,000          $ 45,000   $ 60,000   $ 75,000   $ 75,000   $ 75,000
$150,000          $ 54,000   $ 72,000   $ 90,000   $ 90,000   $ 90,000
$175,000          $ 63,000   $ 84,000   $105,000   $105,000   $105,000
$200,000          $ 72,000   $ 96,000   $120,000   $120,000   $120,000
$225,000          $ 81,000   $108,000   $135,000   $135,000   $135,000
$250,000          $ 90,000   $120,000   $150,000   $150,000   $150,000
$300,000          $108,000   $144,000   $180,000   $180,000   $180,000
$400,000          $144,000   $192,000   $240,000   $240,000   $240,000
$450,000          $162,000   $216,000   $270,000   $270,000   $270,000
$500,000          $180,000   $240,000   $300,000   $300,000   $300,000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(a) The benefits are payable pursuant to the Nordstrom Supplemental Executive Retirement Plan, which covers officers of the Company and its subsidiaries, including the named executive officers. The benefits are unfunded and limited to a maximum of 60% of the monthly average compensation (based solely on the yearly amounts set forth in the salary and bonus columns of the Summary Compensation Table) less any monthly benefits payable under the Nordstrom Profit Sharing Retirement Plan. The normal annual retirement benefit provided by the Nordstrom Supplemental Executive Retirement Plan is 2.4% of the monthly average compensation for the highest thirty-six months measured over the final sixty months of employment or the entire period of service after age 50, multiplied by the number of years of service with the Company, up to a maximum of twenty-five years.

(b) The credited years of service to the Company for the executive officers are as follows:

      John J. Whitacre      -- 22 years
      Blake W. Nordstrom    -- 17 years
      Erik B. Nordstrom     -- 14 years
      J. Daniel Nordstrom   -- 10 years
      James A. Nordstrom    -- 13 years
      Peter E. Nordstrom    -- 14 years
      William E. Nordstrom  -- 15 years
      Michael A. Stein      --  5 years
      Martha S. Wikstrom    -- 17 years

COMPENSATION AND
STOCK OPTION
COMMITTEE
REPORT ON THE
1998 FISCAL YEAR
EXECUTIVE COMPENSATION  The Compensation and Stock Option Committee is comprised of six directors, and is responsible for setting compensation levels for the Chairman of the Board of Directors, the Co-Presidents, and the Executive Vice Presidents of the Company. The Committee also consults with the Chairman with respect to the compensation and benefits for other officers and with respect to the benefits for certain other employees of the Company.

                        COMPENSATION PHILOSOPHY

                        The Company bases different components of its executive compensation program on differing measures of Company performance and Shareholder value. The overall goal of the Committee is to develop compensation programs and policies that are consistent with and linked to the Company's strategic business objectives, including management's value-based approach to managing the Company. The program is designed to:

                             - play a critical role in attracting and retaining
                               those executives deemed most able to further its goal of aligning the Company's interests with creating value for Shareholders; and

                             - reward executives for medium and long-term
                               Company performance and value created for Shareholders as measured by a mix of factors, including increases in Company stock price, sales increases, earnings per share, economic profit, and other performance-related value drivers, which will or should increase Shareholder return.

                        Internal Revenue Code Section 162(m) disallows a tax deduction to public corporations for compensation over $1,000,000 paid to the Company's Chief Executive Officer and four other most highly paid officers as of the end of any fiscal year. The statute exempts qualifying "performance-based compensation" from the deduction limit if certain requirements are met. The Committee currently intends to structure performance-based compensation, including stock option grants and annual bonuses to executive officers who may be subject to
                        Section 162(m), in a manner that satisfies those requirements. The Committee reserves the authority to award non-deductible compensation in circumstances that are in the best interests of the Shareholders and the Company.

                        In order to reinforce management's long-term program to assure that the Company increases value for Shareholders, the Committee restructured portions of its 1998 fiscal year compensation program as more fully described in connection with the various compensation components below. Although this restructuring generally resulted in increases in base salary levels, these levels remain below the median for the Company's competitors. Instead of raising base salaries further, the Company preferred to tie a larger portion of executives' compensation to components that are dependent upon the performance of both the executive and the Company.

                        COMPENSATION COMPONENTS

                        The Company's executive compensation program is based on three components, each of which furthers a differing objective, but all of which together are intended to serve the Company's overall compensation philosophy and further the Company's value-based management approach by more closely aligning the Company's compensation program with increasing value for Shareholders.

                        BASE SALARY. Base salary increases or decreases are established on an annual basis and are based on the Committee's view of how the management team and the respective individuals contribute to the overall performance of the Company. Overall performance of the Company is measured by a number of factors including the Company's earnings, its performance versus its retail competitors, its performance versus budget, its improvement in gross margins, and the Committee's assessment of management skills. None of these factors is given greater weight than any other factor. The Committee also reviews the median base salaries for competitors in the specialty retailing field, including companies listed in Standard & Poor's Retail Store Composite referenced in the Performance Graph on page
                        18. For the 1998 fiscal year, this review resulted in substantial increases in base salary to a number of Company executives, as the Committee chose to set base salaries closer to its competitors' median base salaries. Previously, base salaries were set substantially below these amounts.

                        ANNUAL BONUS INCENTIVES. Annual bonus incentives are intended to reflect the Company's belief that management's contribution to medium and long-term Company performance comes, in part, from improvement in Company earnings per share, division sales, inventory turn, and gross margins. Annual bonus incentives for the Chairman, the Co-Presidents, and the Executive Vice President and Chief Financial Officer have been based solely on specified earnings per share target amounts. Annual bonus incentives for the other Executive Vice Presidents have been based on various combinations of earnings per share, division sales, inventory turn, gross margin, and expense control targets. The amount of the respective bonuses has been based on these targets, which, in turn, relate to pre-established percentages of the respective base salaries. Under this plan, executive officers have not received any bonus incentives until the applicable minimum specified performance target was achieved. The performance targets have not been waived for purposes of these bonus incentives for any year covered by the Summary Compensation Table. For the 1998 fiscal year, there were increases in annual bonus incentive amounts because the Committee chose to set the incentives closer to the Company's competitors' incentives, and because of the substantial increase in the performance of the Company.

                        LONG-TERM INCENTIVES. Stock Options. The 1987 Stock Option Plan expired in August 1997. The 1987 Plan authorized granting options to key employees or key managerial personnel of the Company and its subsidiaries. A number of options granted under this Plan remain outstanding. The 1997 Stock Option Plan, adopted for a term of 10 years beginning May 20, 1997, authorizes granting options to employees of the Company and its subsidiaries. Both the 1987 and 1997 Stock Option Plans are administered by the Committee.

                        The option incentive component of the total compensation package is intended to retain and motivate executives to increase total return to the Shareholders. Stock options must be granted at the fair market value of the Company's Common Stock and only have value if the Company's stock price increases from the time of the award. Vesting of options occurs only during employment with the Company (and after retirement for those who do not thereafter compete with the Company) upon each anniversary of the award unless vesting of the options is subject to performance goals established by the Committee.

                        The number of stock options granted to the executive officers named in the Summary Compensation Table is currently determined by the Committee pursuant to a formula without reference to the number of stock options granted previously. Pursuant to the formula, the number of option shares granted has corresponded to the number of underlying Company shares that would produce a value ranging from 56% to 113% of the participant's yearly salary, calculated based on the Black-Scholes formula. Stock options are currently granted to those executives in February of each year. Since the formula is keyed to salary, the performance factors discussed in the Base Salary paragraph also would apply to this compensation component. The Committee reserves the right to change or eliminate the formula at any time.

                        In the 1998 fiscal year, the Committee granted stock options at fair market value with vesting over a period of up to five years, stock options at fair market value with vesting based on the achievement of pre-established performance goals related to increases in the Company's stock price, and stock options to a core group of executives at fair market value with vesting based on the achievement of certain earnings per share targets.

                        PERFORMANCE SHARE UNITS. The 1997 Stock Option Plan also authorizes granting performance share units to employees of the Company and its subsidiaries. Performance share units entitle the grantee to receive shares of the Company's Common Stock (or cash in lieu thereof or deferral into the Executive Deferred Compensation Plan as stock units) upon the achievement of pre-established performance goals, which may be related to comparative shareholder return, stock price, results of operations or other financial results, or market share. For the 1998 fiscal year, the Committee granted performance share units to a number of executives that will only have value to the grantee if pre-established performance goals related to the three-year total Shareholder return in relation to Standard & Poor's Retail Store Composite (i.e., the index referenced in the Performance Graph on page 18) are met.

                        RESTRICTED STOCK. Finally, the 1997 Stock Option Plan authorizes granting shares of restricted stock to employees of the Company and its subsidiaries. In order to attract a new Chief Financial Officer from a Fortune 500 company, the Committee granted 180,000 shares of restricted stock to Michael A. Stein on the terms described in the note to the Summary Compensation Table on page 9. No other grants were made in the 1998 fiscal year.

                        RETIREMENT. The Nordstrom Profit Sharing Retirement Plan covers all regular employees of the Company and its subsidiaries, including the executive officers named in the Summary Compensation Table. The Board of Directors determines annually an amount to be contributed by the Company to the Nordstrom Profit Sharing Retirement Plan and the Nordstrom Employee Deferral Retirement Plan. Allocation of the Company's contribution to each participant's account is pro rata, based on one unit of credit for each year of service and one unit of credit for each $100 of compensation up to the IRS limitations. For purposes of this latter calculation, compensation is limited to $160,000 for the 1998 calendar year.

                        SAVINGS. Pursuant to the Nordstrom Employee Deferral Retirement Plan, employees may elect to have the Company pay from 1% to 10% of the employee's compensation, up to a maximum of $10,000 for the 1998 calendar year, to the Retirement Plan instead of paying that amount to the employee. The Company matches 50% of the employee's contribution up to 6% of the employee's compensation. Monies in the account are invested at the direction of the employee among one or more of six funds, one of which consists of Common Stock of the Company. Distributions are made for both plans, in accordance with each plan's provisions, at normal retirement upon reaching the age of 60 or earlier termination of employment, and for terminal illness, disability or hardship.

                        The Nordstrom Supplemental Executive Retirement Plan provides retirement benefits to certain executives of the Company. This Plan is described in the note to the Pension Plan Table on page 13.

COMPENSATION OF THE
CHAIRMAN AND
CHIEF EXECUTIVE OFFICER The base salary for the Chairman and Chief Executive
                        Officer is determined by the Committee and is based on overall Company performance. That performance is measured by a number of factors including the Company's earnings, real or perceived retail environment and competitive conditions, performance versus budget, growth in sales, improvement in gross margins and the Committee's assessment of management skills. None of these factors is given greater weight than any other factor. The base salary of the Chairman was increased from $365,000 in 1997 to $500,000 in 1998, reflecting the Committee's review of median base salaries for competitors as previously described, and a marked improvement in a number of important areas of the Company's financial performance over the previous year. The annual bonus incentive for the Chairman was based solely on earnings per share targets as previously described. Those earnings per share targets were met and the Chairman received a bonus of $805,000 for the 1998 fiscal year. The Chairman received stock options during the 1998 fiscal year pursuant to the formula used for all other executive officers named in the Summary Compensation Table as previously described.

                         February 15, 1999
                                         COMPENSATION AND STOCK OPTION COMMITTEE

                                         William D. Ruckelshaus, Chair
                                         D. Wayne Gittinger
                                         Ann D. McLaughlin
                                         John A. McMillan
                                         Alfred E. Osborne, Jr.
                                         Elizabeth Crownhart Vaughan

STOCK PRICE PERFORMANCE PERFORMANCE GRAPH

                        The following graph compares for each of the last five fiscal years, ending January 31, 1999, the cumulative total return of Company Common Stock, Standard & Poor's 500 Index, and Standard & Poor's Retail Store Composite. The cumulative total return of Company Common Stock assumes $100 invested on January 31, 1994 in Nordstrom, Inc. Common Stock and assumes reinvestment of dividends.

                                                                              S&P RETAIL COMPOSITE          S&P 500 COMPOSITE
                                                     NORDSTROM, INC.                  INDEX                       INDEX
                                                     ---------------          --------------------          -----------------
1994                                                     100.00                      100.00                      100.00
1995                                                     117.00                       94.00                      101.00
1996                                                     115.00                      101.00                      139.00
1997                                                     110.00                      126.00                      176.00
1998                                                     152.00                      188.00                      223.00
1999                                                     251.00                      318.00                      292.00

COMPENSATION OF
DIRECTORS               Employee directors of the Company are not paid any fees
                        for serving as members of the Board or any Board committee. Non-employee directors are paid a yearly retainer of $15,000, a fee of $1,000 for each Board meeting attended, a fee of $1,000 for each committee meeting attended, and reasonable traveling expenses.
                        Pursuant to the 1993 Non-Employee Director Stock
                        Incentive Plan, immediately following each Annual
                        Meeting of Shareholders, non-employee directors also receive that number of shares of Company Common Stock having a fair market value of $10,000, plus a $4,000 cash award to offset tax obligations attributable to the stock award.

COMPENSATION
COMMITTEE INTERLOCKS
AND INSIDER
PARTICIPATION           None of the members of the Compensation and Stock Option
                        Committee are or have been an officer or employee of the Company or any of its subsidiaries except John A.
                        McMillan, who was a Co-Chairman of the Board of Directors of the Company before his retirement in January 1996. D. Wayne Gittinger, a director of the
                        Company and a member of the Compensation and Stock
                        Option Committee, is a partner in the law firm of Lane
                        Powell Spears Lubersky LLP, which rendered legal services to the Company during the 1998 fiscal year.

CERTAIN RELATIONSHIPS
AND RELATED
TRANSACTIONS            During the 1998 fiscal year, the Company leased an
                        airplane from JBW Aircraft Leasing Company, Inc.
                        ("JBW"), of which John N. Nordstrom, Bruce A. Nordstrom, and D. Wayne Gittinger are the sole shareholders. During the 1998 fiscal year, the Company made lease payments to JBW of $28,160. Also during the 1998 fiscal year, JBW made payments to the

                        Company of $41,800 for services rendered. In addition, the Company chartered an airplane from JFN, Inc., the shareholders of which are Sally A. Nordstrom and the Estate of James F. Nordstrom (Sally A. Nordstrom, personal representative). During the 1998 fiscal year, the net amount of payments made by the Company to JFN, Inc. was $95,200. The Company believes the lease and charter rates and the terms of these arrangements are more favorable than those generally available to the Company from other commercial charters. Finally, JW, Inc., of which John N. Nordstrom and D. Wayne Gittinger are the sole shareholders, made payments to the Company of $18,500 for services rendered.

                        On November 1, 1998, Darren R. Jackson, currently Vice President and Treasurer of the Company, executed a promissory note in favor of the Company evidencing a loan in the original amount of $150,000 (with interest at the rate of 5.12%) to facilitate his purchase of a home. The maximum amount of indebtedness, including accrued interest outstanding under the loan during the 1998 fiscal year, was $151,920.

                        Michael A. Stein was hired as Executive Vice President and Chief Financial Officer of the Company on October 15, 1998. In connection with his hiring, the Company agreed to make him a housing cost differential loan, bearing interest at the prime rate with interest and principal forgivable in five equal annual installments beginning on October 15, 1999, to facilitate his purchase of a family home in the Seattle area. As Mr. Stein has yet to acquire a home, no amount has been loaned. This loan will be immediately forgiven if Mr. Stein's employment is terminated by the Company without cause, or if he resigns following either a change in control of the Company or a diminution of his duties, title or authority, or upon his termination due to death or disability.

                        D. Wayne Gittinger's stepson was employed by the Company at a salary of $67,292 for the 1998 fiscal year.

                        J. Daniel Nordstrom's and William E. Nordstrom's brother was employed by the Company during the 1998 fiscal year at a total compensation of $92,298.

PROPOSAL 2: RATIFICATION
OF APPOINTMENT OF
AUDITORS The Board of Directors, acting upon the recommendation of the Audit Committee, has appointed the independent public accounting firm of Deloitte & Touche LLP to be the Company's auditors for the 1999 fiscal year. As in the past, the Board has determined that it would be desirable to request ratification of its appointment by the Shareholders of the Company. If the Shareholders do not ratify the appointment of Deloitte & Touche LLP, the appointment of independent public accountants will be reconsidered by the Board. A representative of Deloitte & Touche LLP will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions.

                        The Board of Directors recommends ratification of Deloitte & Touche LLP as auditors for the Company.

SOLICITATION OF PROXIES Solicitation of proxies will be made primarily by mail, and proxies may also be solicited personally, by telephone, by facsimile, and by regular officers and employees of the Company who will receive no additional compensation for their services. Brokers or other persons holding shares in their names or in the names of nominees will be reimbursed their reasonable expenses for sending proxy material to principals and obtaining their proxies. All expenses of proxy solicitation will be paid by the Company.

COMPLIANCE WITH
SECTION 16 OF THE
EXCHANGE ACT OF 1934    Based solely on its review of copies of reports made
                        pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the related regulations, the Company believes that during the 1998 fiscal year all filing requirements applicable to its directors, executive officers, and 10 percent shareholders were satisfied.

OTHER MATTERS           The Board of Directors of the Company knows of no other
                        matters that may come before the meeting. However, if any other matters should properly come before the meeting or any adjournment thereof, it is the intention of the persons named in the Proxy to vote the Proxy in accordance with their best judgment.

SHAREHOLDER
PROPOSALS FOR 2000
ANNUAL MEETING          Proposals for Shareholder action that eligible
                        Shareholders wish to have included in the Company's
                        Proxy Statement mailed to Shareholders in connection with the Company's 2000 Annual Meeting must be received by the Company at its principal executive offices at 1617 Sixth Avenue, Seattle, Washington, 98101-1742, on or before December 1, 1999.

                        By Order of the Board of Directors,

                        /s/ N. CLAIRE STACK

                        N. Claire Stack
                        Secretary

                        Seattle, Washington
                        March 31, 1999

                               [NORDSTROM LOGO]

                                [recycle logo]
                          Printed on Recycled Paper

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 NORDSTROM, INC.
                1617 SIXTH AVENUE, SEATTLE, WASHINGTON 98101-1742

   By signing this Proxy, the Shareholder appoints D. Wayne Gittinger and N. Claire Stack, or either of them, with full power of substitution, proxies to vote all shares of stock of the undersigned entitled to vote at the Annual Meeting of Shareholders of Nordstrom, Inc. to be held May 18, 1999 in Seattle, Washington, at 11:00 a.m., Pacific Daylight Time, and any adjournment thereof, with all power the Shareholder would possess if personally present.

   This Proxy will be voted in accordance with the instructions given. Unless revoked or otherwise instructed, the shares represented by this Proxy will be voted for proposals 1 and 2, and will be voted in accordance with the discretion of the proxies upon all other matters that may come before the meeting or any adjournment thereof.


--------------------------------------------------------------------------------
     Please mark, date, sign, and return this proxy card promptly using the enclosed postage-paid envelope.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



DIRECT DEPOSIT OF DIVIDEND


Nordstrom is pleased to offer its Shareholders of record the ability to have quarterly dividends electronically deposited. This service is provided at no cost to you and enables you to have your dividends deposited on the payable date in an account at the financial institution of your choice.

The advantages of having your dividend payment electronically deposited include: the availability of funds on the payment date, the elimination of a trip to the bank, and no possibility of a stolen or lost check.

If you wish to take advantage of this service, then please contact ChaseMellon Shareholder Services at 1-800-318-7045.



NORDSTROM

                                                            Please mark     [X]
                                                            your votes as
                                                            indicated in
                                                            this example

                                                            FOR all nominees              Withhold
                                                            (except as indicated to       AUTHORITY to vote
                                                            the contrary below)           for all nominees
PROPOSAL 1 - ELECTION OF DIRECTORS                          [ ]                           [ ]

D. W. Gittinger, E. Hernandez, Jr., A. D. McLaughlin,
J. A. McMillan, B. A. Nordstrom, J. N. Nordstrom,
A. E. Osborne, Jr., W. D. Ruckelshaus, E. C. Vaughan,
J. J. Whitacre, B. G. Willison

To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.

                                                            FOR            AGAINST        ABSTAIN

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS        [ ]            [ ]            [ ]

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. The Board of Directors at present knows of no other matters to be brought before the meeting.


Signature(s)_____________________________________Dated_____________________,1999
PLEASE SIGN AS YOUR NAME APPEARS ON THIS PROXY. Joint signers should each sign. Trustees, Guardians, Personal and other Representatives, please indicate your full title.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE


EXPERIENCE NORDSTROM ONLINE


At Nordstrom, we want to ensure that customers find shopping with us as convenient and rewarding as possible. This is the very reason we created www.nordstrom.com.

Through our official web site, customers are provided with a variety of options. They can order merchandise, learn about our Company history, and review important shareholder information such as news releases, daily stock quotes, even the complete content of our annual report, all from the comfort of their home or office. The bottom line is, we want to be where our customers want us to be.

Of course, we value and welcome your feedback. If you have any comments regarding our web site, we encourage you to contact us by e-mail at investor@nordstrom.com, or by phone at 206-233-6301.



NORDSTROM

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 NORDSTROM, INC.
                1617 SIXTH AVENUE, SEATTLE, WASHINGTON 98101-1742

   By signing this Proxy, the Shareholder appoints D. Wayne Gittinger and N. Claire Stack, or either of them, with full power of substitution, proxies to vote all shares of stock of the undersigned entitled to vote at the Annual Meeting of Shareholders of Nordstrom, Inc. to be held May 18, 1999 in Seattle, Washington, at 11:00 a.m., Pacific Daylight Time, and any adjournment thereof, with all power the Shareholder would possess if personally present.

   This Proxy will be voted in accordance with the instructions given. Unless revoked or otherwise instructed, the shares represented by this Proxy will be voted for proposals 1 and 2, and will be voted in accordance with the discretion of the proxies upon all other matters that may come before the meeting or any adjournment thereof.


--------------------------------------------------------------------------------
     Please mark, date, sign, and return this proxy card promptly using the enclosed postage-paid envelope.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



DEAR PLAN PARTICIPANT:


Since you have a portion of your Nordstrom 401(k) account in the Nordstrom Stock Fund, you have the right to vote the shares of Nordstrom stock held for your account. This same proxy and voting information is furnished to all Nordstrom Shareholders.

The Trustee of the Nordstrom Profit Sharing Retirement Trust (Wells Fargo Bank), which holds the stock on your behalf, will receive your signed proxy and instructions, as well as those made by other participants, and cast the resulting vote on behalf of the Fund. YOUR VOTE WILL BE KEPT IN STRICT CONFIDENCE BY THE TRUSTEE.

YOUR VOTE IS IMPORTANT. Please return only this proxy card in the enclosed envelope. Do not combine it with any other proxy cards you may receive as they may be tabulated by a different system. You must execute and return this proxy card if you wish to vote these shares.



NORDSTROM

                                                            Please mark     [X]
                                                            your votes as
                                                            indicated in
                                                            this example

                                                                FOR all nominees              WITHHOLD
                                                            (except as indicated to       AUTHORITY to vote
                                                               the contrary below)         for all nominees
PROPOSAL 1 - ELECTION OF DIRECTORS                                      [ ]                        [ ]

D. W. Gittinger, E. Hernandez, Jr., A. D. McLaughlin,
J. A. McMillan, B. A. Nordstrom, J. N. Nordstrom,
A. E. Osborne, Jr., W. D. Ruckelshaus, E. C. Vaughan,
J. J. Whitacre, B. G. Willison

To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.

                                                                 FOR            AGAINST        ABSTAIN
PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS             [ ]            [ ]            [ ]

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS
AS MAY PROPERLY COME BEFORE THE MEETING. The Board of Directors at present knows of no other matters to be brought before the meeting.


Signature(s)_____________________________________Dated_____________________,1999
PLEASE SIGN AS YOUR NAME APPEARS ON THIS PROXY. Joint signers should each sign. Trustees, Guardians, Personal and other Representatives, please indicate your full title.

--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



EXPERIENCE NORDSTROM ONLINE


At Nordstrom, we want to ensure that customers find shopping with us as convenient and rewarding as possible. This is the very reason we created www.nordstrom.com.

Through our official web site, customers are provided with a variety of options. They can order merchandise, learn about our Company history, and review important shareholder information such as news releases, daily stock quotes, even the complete content of our annual report, all from the comfort of their home or office. The bottom line is, we want to be where our customers want us to be.

Of course, we value and welcome your feedback. If you have any comments regarding our web site, we encourage you to contact us by e-mail at investor@nordstrom.com, or by phone at 206-233-6301.



NORDSTROM